Exhibit 10.17
[Form — Georgia]
AFTER RECORDING, PLEASE RETURN
THIS INSTRUMENT TO:
Sutherland Asbill & Brennan LLP
999 Peachtree Street NE
Atlanta, Georgia 30309
Attn: Victor P. Haley
(404) 853-8000
RECOGNITION AGREEMENT
(Master Stumpage Agreement)
by and among
TIMBERLANDS II, LLC,
WELLS TRS HARVESTING OPERATIONS, LLC,
MEADWESTVACO COATED BOARD, INC.,
MEADWESTVACO CORPORATION,
COBANK, ACB, as administrative agent
and
WACHOVIA BANK, N.A., as administrative agent

Dated as of October 9, 2007

[Form — Georgia]
RECOGNITION AGREEMENT
(Master Stumpage Agreement)
(Georgia)
     RECOGNITION AGREEMENT, dated as of October 9, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), made among TIMBERLANDS II, LLC, a Delaware limited liability company (“Wells Timberland”; together with any future owner of the Timberlands (as defined below), the “Owner”), WELLS TRS HARVESTING OPERATIONS, LLC, a Delaware limited liability company (together with such company and with any assignee or delegate of any of its rights and/or responsibilities under the Fiber Supply Agreement (as defined below), the “Supplier”), MEADWESTVACO COATED BOARD, INC., a Delaware corporation (“MW”), MEADWESTVACO CORPORATION, a Delaware corporation (the “Parent”), COBANK, ACB, as administrative agent (in such capacity, the “Senior Administrative Agent”) for the 2007 Senior Lenders (as defined below), and WACHOVIA BANK, N.A., as administrative agent (in such capacity, the “Subordinated Administrative Agent”) for the 2007 Subordinated Lenders (as defined below).
     WHEREAS, Wells Timberland, the Supplier, the Parent and MW have entered into the Master Stumpage Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Master Stumpage Agreement”) and the Supplier, the Parent, and MW have entered into the Fiber Supply Agreement, dated as of the date hereof (as amended, restated, modified or otherwise supplemented from time to time, the “Fiber Supply Agreement”), each of which Agreements affects certain land with the timber thereon and appurtenances thereto more particularly described in Exhibit A attached hereto (collectively, the “Timberlands”);
     WHEREAS, Wells Timberland and Wells Timberland Acquisition, LLC, a Delaware limited liability company (“Wells Acquisition”; together with Wells Timberland, the “Borrowers”), various financial institutions (collectively, the “2007 Senior Lenders”) and the Senior Administrative Agent are parties to the Credit Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Senior Credit Agreement”), pursuant to which the 2007 Senior Lenders will make certain loans (the “Senior Loans”) in favor of the Borrowers;
     WHEREAS, Wells Timberland and Wells Acquisition, various financial institutions (collectively, the “2007 Subordinated Lenders”) and the Subordinated Administrative Agent are parties to the Subordinated Credit Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Subordinated Credit Agreement”), pursuant to which the 2007 Subordinated Lenders will make certain loans (the “Subordinated Loans”) in favor of the Borrowers;
     WHEREAS, as security for the Senior Loans and all other obligations of the Borrowers and the other loan parties under the Senior Credit Agreement and the Loan Documents (as defined in the Senior Credit Agreement), Wells Timberland has executed first priority perfected deeds to secure debt, assignments of leases and rents and security agreements (collectively, the

“2007 Senior Mortgages”) in favor of the Senior Administrative Agent for the benefit of the 2007 Senior Lenders with respect to all of the Timberlands;
     WHEREAS, as security for the Subordinated Loans and all other obligations of the Borrowers and the other loan parties under the Subordinated Credit Agreement and the Subordinated Debt Documents (as defined in the Senior Credit Agreement), Wells Timberland has executed second priority perfected deeds to secure debt, assignments of leases and rents and security agreements (collectively, the “2007 Subordinated Mortgages”) in favor of the Subordinated Administrative Agent for the benefit of the 2007 Subordinated Lenders with respect to all of the Timberlands;
     WHEREAS, the Supplier has guaranteed the repayment of the Senior Loans, the Subordinated Loans and of all other obligations of the Borrowers and the other loan parties under the Loan Documents and the Subordinated Debt Documents;
     WHEREAS, as security for the Senior Loans and all other obligations of the Borrowers and the other loan parties under the Loan Documents, each of the Supplier and Wells Timberland has collaterally assigned, and granted a first priority security interest in, among other things, all of its right, title and interest in, to and under, the Master Stumpage Agreement to the Senior Administrative Agent for the benefit of the 2007 Senior Lenders;
     WHEREAS, as security for the Subordinated Loans and all other obligations of the Borrowers and the other loan parties under the Subordinated Debt Documents, each of the Supplier and Wells Timberland has collaterally assigned, and granted a second priority security interest in, among other things, all of its right, title and interest in, to and under, the Master Stumpage Agreement to the Subordinated Administrative Agent for the benefit of the 2007 Subordinated Lenders;
     WHEREAS, the Senior Administrative Agent and the 2007 Senior Lenders require, as a condition to the 2007 Senior Lenders’ making the Senior Loans pursuant to the Senior Credit Agreement, that the parties hereto execute and deliver this Agreement;
     WHEREAS, the Subordinated Administrative Agent and the 2007 Subordinated Lenders require, as a condition to the 2007 Subordinated Lenders’ making the Subordinated Loans pursuant to the Subordinated Credit Agreement, that the parties hereto execute and deliver this Agreement; and
     WHEREAS, all of the parties hereto wish for any person or party (a “Lender,” and collectively, the “Lenders”), to which, now or in the future, any fee or leasehold interest owner of all or any of the Timberlands grants or conveys any mortgage, deed to secure debt or security agreement or other collateral interest of or in all or any of the Timberlands and/or of or in the Owner or the Supplier’s rights under the Fiber Supply Agreement (any such mortgage, deed to secure debt or security agreement is herein called a “Mortgage,” and collectively, and including the 2007 Senior Mortgages and the 2007 Subordinated Mortgages, the “Mortgages”), to have the benefits and burdens of this Agreement.

     NOW, THEREFORE, in consideration of the premises set for the herein and for good and valuable consideration, the receipt and sufficiency of which is hereby confirmed, the parties hereto hereby agree as follows:
ARTICLE I
MORTGAGES RESPECTING TIMBERLANDS
     SECTION 1.1 Consents to Current and Future Mortgages and Security Agreements. Each of MW, the Parent, and the Supplier consents to the 2007 Senior Mortgages and the 2007 Subordinated Mortgages and to the exercise by the Senior Administrative Agent, the Subordinated Administrative Agent, the 2007 Senior Lenders and the 2007 Subordinated Lenders of any and all of their rights under such 2007 Senior Mortgages and 2007 Subordinated Mortgages, respectively. In addition, and notwithstanding any term of the Master Stumpage Agreement or any other agreement or instrument to which MW, the Parent, and/or the Supplier is or may be a party, at any time and from time to time, the Owner, without the consent of, or review by, MW, the Parent or the Supplier, may grant, convey, or otherwise create Mortgages, so long as (a) each such Mortgage is subject and subordinate to the Master Stumpage Agreement, (b) any subsequent Transfer (as defined in the Fiber Supply Agreement) of Timberlands upon the enforcement by any such Lender of any rights under such Mortgage or other similar liens is subject and subordinate to the Master Stumpage Agreement so that the transferee from such Lender takes the Timberlands subject to the Master Stumpage Agreement and (c) MW and the Parent are given written notice of any such Mortgage (other than the 2007 Senior Mortgages and the 2007 Subordinated Mortgages) at least ten days prior to the effective date thereof.
     SECTION 1.2 Mortgage Protective Provisions. The following shall apply to any Mortgage:
          (a) Upon (i) the occurrence and during the continuance of any default by the Owner under the Master Stumpage Agreement, or (ii) any event that would allow MW, the Parent, or the Supplier to exercise remedies under the Master Stumpage Agreement, both MW and the Supplier shall provide the Lenders with immediate written notice (a “Default Notice”) thereof; provided, that the obligation of MW or the Supplier to provide any Default Notice shall not arise until MW or the Supplier has, or should have had (with the exercise of reasonable business due diligence), actual notice of any of the items specified in Section 1.2 (a) (i) or (ii) above. No Default Notice shall be effective unless and until a copy of the Default Notice is provided to the Lenders in accordance with the provisions of Section 2.2.
          (b) After receipt by the Lenders of a Default Notice, the Lenders shall have the right, in their sole discretion, but not the obligation, for a period (the “Cure Period”) of 180 days following the Lenders’ receipt of the Default Notice, to cure the default specified in the Default Notice within such time as the Lenders, through the exercise of reasonable diligence, may reasonably require to cure or cause to be cured such default, including any time required to obtain possession of and title to the interest in the Timberlands by foreclosure or otherwise. During the Cure Period, neither MW nor the Supplier shall be permitted to terminate the Master Stumpage Agreement, nor shall MW be permitted to exercise its cure or collateral assignment rights under the Master Stumpage Agreement. MW and the Supplier shall accept performance and enforcement of the Owner’s obligations and rights under the Master Stumpage Agreement by the Lenders and their assigns and designees.
          (c) In the event of (i) the institution of any foreclosure, trustee’s sale or other like proceeding, (ii) the appointment of a receiver for the Owner or the Timberlands, (iii) the exercise of rights to collect rents under any Mortgage or assignment of rents, (iv) the recording by any Lender of a deed in lieu of foreclosure for the Timberlands, or (v) any transfer or abandonment of possession of the Timberlands to a Lender in connection with any case or proceedings affecting the Supplier under the Bankruptcy Code, 11 U.S.C. § 101 et seq. (any such action in the preceding clauses is herein called a “Specified Transfer”, and the Lender or any party taking title to the Timberlands in connection with a Specified Transfer is herein called the “Transferee”), upon any such Transferee succeeding to the interest of the Owner under the Master Stumpage Agreement, MW and the Supplier shall attorn to the Transferee and recognize it as the applicable party under the Master Stumpage Agreement for its remaining term.
          (d) In no event shall any Lender or any Transferee have any liability with respect to, or be subject to, any of the following: (i) any amendment, modification, termination or subordination of the Master Stumpage Agreement to which the Lender has not given its prior written consent; (ii) any prepayment made by MW, the Parent, or the Supplier under the Master Stumpage Agreement; (iii) any default under the Master Stumpage Agreement that occurred prior to the Transferee’s obtaining title to an interest in the Timberlands, except to the extent said default continues thereafter; (iv) any such default that is impossible or impractical for Lenders or the Transferee to cure; and (v) any offsets or defenses that MW, the Parent or the Supplier may assert against the Owner as a result of any events, actions, or omissions that occurred prior to the Transferee’s obtaining title to an interest in the Timberlands. MW, the Parent and the Supplier hereby jointly and severally agree to execute and deliver such instruments and agreements as may be reasonably requested by any Lender to confirm the provisions of this Agreement. Notwithstanding anything to the contrary appearing in this Agreement, nothing in this Agreement, including, without limitation, the provisions of this Section 1.2(d), shall limit the recourse of MW and Parent against, or the obligations to MW or Parent of, Supplier, Owner or their respective successors and assigns.
     SECTION 1.3 Limitations on Assignment and Substitution. Notwithstanding any terms of any agreement, including, without limitation, the assignment and substitution rights provided to the Supplier and MW under Sections 8.2 and 8.3 of the Master Stumpage Agreement, MW, the Parent, and the Supplier shall not, without the prior written consent of the Lenders, which consent may be withheld by the Lenders in their sole discretion, assign or delegate to, or cause to be assumed by, any other party (including any of their affiliates) any of the rights or responsibilities of MW, the Parent, or the Supplier under the Master Stumpage Agreement.
ARTICLE II
MISCELLANEOUS
     SECTION 2.1 Administrative Agents Act for All 2007 Lenders. So long as there are any obligations outstanding or unpaid under the Senior Credit Agreement, the Subordinated Credit Agreement, the other Loan Documents or the other Subordinated Debt Documents, respectively, all references in this Agreement to a “Lender” or the “Lenders” shall be deemed to refer to the Senior Administrative Agent and the Subordinated Administrative Agent, respectively, who, individually, on behalf of all Lenders under the Loan Documents and Subordinated Debt Documents, respectively, shall receive all notices, provide all communications, and take all other actions taken pursuant to this Agreement. Additionally, in the case of any Mortgage (other than the 2007 Senior Mortgages and the 2007 Subordinated Mortgages) securing loans and other obligations under or in connection with a loan agreement or credit agreement having or providing for multiple Lenders, all references in this Agreement to a “Lender” or the “Lenders” thereunder shall be deemed to refer to the administrative agent (or the functional equivalent) thereunder, who, individually and on behalf of all such Lenders under such loan or credit agreement, shall receive all notices, provide all communications, and take all other actions on behalf of such Lenders pursuant to this Agreement.
     SECTION 2.2 Notices. All notices and other communications provided to any party hereto under this Agreement shall be in writing, shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier, and addressed as specified by the Lenders and the parties hereto, with the current parties to be addressed as follows:

If to the Supplier:	Wells TRS Harvesting Operations, LLC
c/o Wells REIT, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092-3365
Attention: Don Warden
Facsimile No.: 770-243-8367

If to Wells Timberland:	Timberlands II, LLC
c/o Wells REIT, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092-3365
Attention: Don Warden
Facsimile No.: 770-243-8367

With a copy to:

Powell Goldstein LLP
One Atlantic Center, Fourteenth Floor
1201 West Peachtree Street, N.W.
Atlanta, Georgia 30309-3488
Attention: Glen Dunaway, Esq.
Facsimile No.: 404-572-6999

If to MW or the Parent:	Corporate Secretary
MeadWestvaco Corporation
1013 West Broad Street
Glen Allen, Virginia 23060

With a copy to, if by courier:

MeadWestvaco Corporation
Plant Manager, Mahrt Mill
Highway 165 South
Cottonton, Alabama 36851

With a copy to, if by US Post Office:

MeadWestvaco Corporation
Plant Manager, Mahrt Mill
P.O. Box 520
Phoenix City, Alabama 36868

If to the 2007 Senior Lenders,
to the Senior Administrative Agent:	CoBank, ACB
5500 S. Quebec Street
Greenwood Village, Colorado 80111
Attention: Syndications Coordinator, Corporate Finance Division
Facsimile No.: 303-694-5830

If to the 2007 Subordinated
Lenders, to the Subordinated
Administrative Agent:	Wachovia Bank, National Association
301 South College Street, NC0174
Charlotte, North Carolina 28288-01741
Attention: Roger Shreero, Structured Asset Finance
Facsimile No.: (704) 715-0065
The above parties may, by notice given hereunder, designate any further or different addresses to which subsequent notices or other communications shall be sent. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).
     SECTION 2.3 Applicable Law; Successors and Assigns. THIS RECOGNITION AGREEMENT SHALL BE GOVERNED AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON THE PARTIES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.
     SECTION 2.4 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS RECOGNITION AGREEMENT, OR ANY COURSE OF

CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN AND IN THE COUNTY OF NEW YORK. THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PARTIES HERETO FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS RECOGNITION AGREEMENT AND THE OTHER LOAN DOCUMENTS.
     SECTION 2.5 Waiver of Jury Trial, etc. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS RECOGNITION AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SENIOR ADMINISTRATIVE AGENT AND THE SUBORDINATED ADMINISTRATIVE AGENT TO ENTER INTO THIS AGREEMENT.
     SECTION 2.6 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same agreement.
     SECTION 2.7 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     SECTION 2.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.
     SECTION 2.9 Amendment, Waiver. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the Owner, MW, and all Lenders holding a Mortgage on any portion of the Timberlands on the date of the instrument.
     SECTION 2.10 Survival. All agreements, statements, representations and warranties made by the parties herein shall be considered to have been relied upon by the Senior Administrative Agent, the Subordinated Administrative Agent, the 2007 Senior Lenders and the 2007 Subordinated Lenders and shall survive the execution and delivery of this Agreement.
     SECTION 2.11 No Waiver; Remedies Cumulative. No failure or delay on the part of any Lender in exercising any right, power or privilege hereunder, and no course of dealing between a Lender and any other party, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise, or the further exercise, of any other right, power or privilege hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Lender or any party would otherwise have.
[Signature Pages to Follow]

     IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by persons authorized to sign on their respective behalf, all as of the day and date first above set out.

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:		WELLS TRS HARVESTING OPERATIONS, LLC, a Delaware limited liability company

By: Forest Resource Consultants, Inc., a Georgia limited liability company, Its Manager
/s/ Donna P. Barnes
Unofficial Witness
Print Name:	Donna P. Barnes	By:	/s/ David Foil
Name: David Foil
/s/ Rosemarie Mills			Title: President
Notary Public

(Seal)

My commission expires: 01/04/10

[NOTARY SEAL]

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:		TIMBERLANDS II, LLC, a Delaware limited liability company

By: Wells Timberland Management Organization,
/s/ Mary Ann Patrick			LLC, a Georgia limited liability company, Its Manager
Unofficial Witness
Print Name:	Mary Ann Patrick

/s/ Martha Jean Cory		By:	/s/ Jess E. Jarratt
Notary Public			Name: Jess E. Jarratt
Title: President

My commission expires: 06-24-08		(Seal)

[NOTARY SEAL]
[Signatures continue on following page]

Recognition Agreement (Master Stumpage Agreement) - Georgia
Signature and Acknowledgement Page 1

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:		MEADWESTVACO COATED BOARD, INC., a Delaware corporation

/s/ John B. Hagerty		By:	/s/ James H. Hill
Unofficial Witness			Name:	James H. Hill
Print Name:	John B. Hagerty		Title:	Vice President — Forestry

/s/ Jennifer P. Coleman
Notary Public		(Seal)

My commission expires: 9/20/2010

[NOTARY SEAL]

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:		MEADWESTVACO CORPORATION, a Delaware corporation

/s/ John B. Hagerty		By:	/s/ James H. Hill
Unofficial Witness			Name:	James H. Hill
Print Name:	John B. Hagerty		Title:	Vice President — Forestry

/s/ Jennifer P. Coleman
Notary Public		(Seal)

My commission expires: 9/20/2010

[NOTARY SEAL]
[Signatures continue on following page]

Recognition Agreement (Master Stumpage Agreement) - Georgia
Signature and Acknowledgement Page 2

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:		COBANK, ACB, as administrative agent for the lenders under the Senior Credit Agreement

/s/ Mandy Valdes		By:	/s/ Michael Tousignant

Unofficial Witness			Name:	Michael Tousignant

Print Name:	Mandy Valdes		Title:	VP

/s/ Floy H. Jeffares
Notary Public		(Seal)

My commission expires: 11-24-2007

[NOTARY SEAL]

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:		WACHOVIA BANK, N.A., as administrative agent for the lenders under the Subordinated Credit Agreement

/s/ Charlotte Williams		By:	/s/ Steve W. Whitcomb

Unofficial Witness			Name:	Steve W. Whitcomb

Print Name:	Charlotte Williams		Title:	Director

/s/ Shara L. Craver
Notary Public		(Seal)

My commission expires: 11-04-2008

[NOTARY SEAL]

Recognition Agreement (Master Stumpage Agreement) - Georgia
Signature and Acknowledgement Page 3

EXHIBIT A
LEGAL DESCRIPTION OF TIMBERLANDS